                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2613

                          SCUDDER CASH INVESTMENT TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       5/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Cash Investment Trust

Annual Report to Shareholders

May 31, 2004

Contents

<Click Here> Portfolio Management Review

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

Scudder Cash Investment Trust: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Cash Investment Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience in managing money market funds.

In the following interview, Portfolio Manager Geoffrey Gibbs discusses the market environment and the portfolio team's approach to managing Scudder Cash Investment Trust during its most recent fiscal year ended May 31, 2004.

Q: Will you discuss the market environment for the fund during the most recent 12-month period?

A: In June 2003 the Federal Reserve had lowered the federal funds rate by 25 basis points to 1% - which we expected - while much of Wall Street was anticipating a 50-basis-point cut. The faltering US economy began to stabilize in late summer/early fall 2003 and the money market yield curve steepened somewhat, indicating slightly higher rates for longer maturities.1 At that time, longer maturities sold off - and their corresponding interest rates rose - in anticipation of future Fed interest rate increases meant to dampen inflationary pressures. As a result, we were able to extend the fund's maturity. As economic recovery gathered momentum over the months following - with the government reporting 8% and 4% GDP growth for the third and fourth quarters, respectively - the market's focus turned to job creation: i.e., when would sufficient jobs be created in order to take up excess economic capacity and cause the Fed to switch from an accommodative to a tightening bias? (When it is in an accommodative stance, the Fed will keep interest rates low to spur economic growth. During a tightening phase, the Fed raises interest rates to keep the economy from growing too fast, in an attempt to restrain inflation.)

1 Yield curve - a graph showing the term structure of interest rates by plotting the yields of all debt instruments (e.g., money market securities) of the same quality with maturities ranging from the shortest to the longest appropriate maturities. A steepening yield curve means that the current trend is for yields to become higher as the maturities of money market instruments lengthen. For example, a one-year security would have a higher yield than a money market instrument with a six-month maturity.

With every monthly announcement during the first quarter of 2004, investors grew more and more disappointed, as job creation remained subdued. Money market yields reacted accordingly, with the one-year LIBOR declining from 1.60% at the start of this year to 1.35% by the end of March.2 At its meetings during the first quarter the Fed held short-term interest rates steady, and the market's forecast for the start of Fed tightening was pushed back to late 2004 or early 2005. We kept the fund's weighted average maturity at the longer end of its range during this period to capture additional yield.

2 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Then, in early April, fixed-income markets experienced a dramatic turnaround as the government reported that the economy had created more than 300,000 new jobs in March. With this surprising news, short-term interest rates as represented by the one-year LIBOR rate spiked from 1.35% to 1.85%. Expectations concerning the timing of a shift in Fed policy also changed, with many market participants now expecting fed funds rate increases as early as June. The May jobs report was also strong, and the Fed now hinted that it would change its policy and begin to raise interest rates "at a measured pace" in the near future. Markets once again reacted swiftly, with the LIBOR rate rising as high as 2.26%. (Following the close of the period, the Federal Reserve raised the federal funds rate by 25 basis points in late June, stating that it would conduct its credit tightening program "at a pace that is likely to be measured.")

Q: In light of market conditions during the period, what has been the fund's strategy?

A: During the period, we pursued a "barbell" strategy. That is, we purchased longer-duration instruments with maturities of six to nine months and, increasingly, short-term securities with maturities of three months or less; we kept the shorter-term securities in the fund's portfolio to meet liquidity needs. During the fourth quarter of 2003, we increased the fund's allocation in floating-rate securities. The purpose of this strategy was to position the fund to benefit if the economy began to create more jobs and the Fed decided to switch to a tightening bias earlier than expected. The interest rate of floating rate securities adjusts periodically, based on the position of the yield curve. There are floating rate securities that adjust daily, monthly and quarterly, based on indices such as LIBOR and the federal funds rate. Our decision to increase the fund's allocation in floating rate securities worked well during the period when short-term interest rates rose following the issuance of more favorable economic and job growth statistics. During the first quarter of 2004 we also invested in short-term UK mortgage securities, which offered a AAA rating, diversification for the portfolio and similar floating-rate characteristics. Toward the close of the period, we began to decrease the fund's average maturity slightly so that more of the fund's securities would mature more quickly. We would then plan to invest more of the fund's assets at higher interest rates when the Fed began to increase the federal funds rate. On May 31 the fund's average maturity was 77 days.

Money market yield curve 5/31/04 versus 5/31/03 (7-day yield)

Length of Maturity (in months)

This chart is not intended to represent the yield of any Scudder fund. Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

Q: How did the fund perform over its most recent fiscal year?

A: During the 12-month period ended May 31, 2004, Scudder Cash Investment Trust's yield declined from 0.52% on May 31, 2003 to 0.43% on May 31, 2004. All performance is historical and does not guarantee future results. The yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. Yields fluctuate and are not guaranteed. Recent declines and any future declines in interest rate levels could cause this fund's earnings to fall below the fund's expense ratio, resulting in negative yield. The advisor has agreed to waive expenses as necessary to maintain a positive yield. The waiver may be changed or terminated at any time without notice. For current yield information, please visit our Web site for the fund's most recent month-end performance: myScudder.com for S shares and aarp.scudder.com for AARP shares.

Given the volatility of the money market yield curve, during the third and fourth quarter of 2003 we were able to pick up some additional yield for the fund as short-term rates rose. However, through the first quarter of 2004, with continuing disappointment over the lack of job creation, the yield curve flattened. The curve flattening occurred as market participants bought longer-term money market issues and sent their interest rates lower, thinking that the Fed wouldn't act to raise rates as quickly as had been anticipated. As securities within the portfolio matured, we invested at lower interest rate levels. When short-term interest rates spiked during the second quarter, the fund benefited from its approximately 25% allocation in floating rate securities. But while we now expect the Fed to raise interest rates at least two times during the summer, we are reserving judgment about further rate increases beyond that point because the extent of US economic recovery is not yet clear. We are therefore maintaining a conservative maturity stance at present.

Q: What detracted from performance during the period?

A: The swift increase in job growth announced in early April came as a surprise, as we've said. At the time, we were anticipating a fed funds rate increase in August at the earliest. The news about jobs, and the market's reaction in raising short-term interest rates dramatically, detracted from performance as the fund's average maturity was longer than it would have been if we were expecting a shift in Fed policy sooner than August. If we had anticipated that the Fed would switch policy in June, we would have exercised additional caution and waited longer to extend the fund's maturity.

Trust's Class S Shares Yields
	7-day current yield*	7-day compounded effective yield**
May 31, 2004	0.43%	0.43%
May 31, 2003	0.52%	0.52%

* The 7-day current yield is the annualized yield based on the most recent 7 days of interest earnings without reinvestment of income.
** The 7-day compounded effective yield is the annualized yield based on the most recent 7 days of interest earnings with all income reinvested.

Yields will fluctuate and are not guaranteed.

Q: Do you foresee any change in your management strategies?

A: Going forward, we will continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yields for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Investment Portfolio as of May 31, 2004

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 15.5%
ABN AMRO Bank NV, 1.17%, 1/3/2005	10,000,000	10,000,000
Banco Bilboa Vizcaya Argentaria SA, 1.11%, 6/30/2004	15,000,000	15,000,238
Barclays Bank PLC, 1.27%, 1/12/2005	5,000,000	5,000,000
Credit Agricole Indosuez SA, 1.18%, 10/29/2004	10,000,000	10,000,000
Depfa Bank Europe PLC, 1.185%, 10/26/2004	20,000,000	20,000,000
HBOS Treasury Service PLC, 1.08%, 9/27/2004	5,000,000	5,000,000
Lloyds Bank, 1.25%, 10/15/2004	10,000,000	10,003,675
Societe Generale:
1.17%, 10/22/2004	15,000,000	15,000,000
1.185%, 1/4/2005	10,000,000	10,000,000
Toronto Dominion Bank, 1.14%, 12/30/2004	25,000,000	25,000,000
Total Certificates of Deposit and Bank Notes (Cost $125,003,913)		125,003,913

Commercial Paper 31.2%
CC (USA), Inc., 1.08%**, 7/20/2004	5,000,000	4,992,650
CIT Group, Inc., 1.15%**, 8/16/2004	5,000,000	4,987,861
Dorada Finance, Inc., 1.08%**, 7/20/2004	25,000,000	24,931,750
Government of Quebec, 1.34%**, 1/11/2005	35,000,000	34,708,178
Grampian Funding Ltd.:
1.094%**, 7/8/2004	7,000,000	6,992,086
1.1%**, 8/9/2004	20,000,000	19,957,833
K2 (USA) LLC:
1.067%**, 9/28/2004	10,000,000	9,963,970
1.51%**, 11/30/2004	10,000,000	9,923,661
Lake Constance Funding LLC, 1.05%**, 7/21/2004	10,000,000	9,985,417
Old Line Funding Corp., 1.22%**, 8/20/2004	25,000,000	24,932,222
Scaldis Capital LLC:
1.05%**, 6/22/2004	20,000,000	19,987,750
1.09%**, 7/30/2004	20,000,000	19,964,272
Spintab Swedmortgage, 1.09%**, 8/18/2004	15,000,000	14,964,575
Total SA, 1.05%**, 6/1/2004	35,000,000	35,000,000
Tulip Funding Corp., 1.28%**, 8/31/2004	10,000,000	9,967,645
Total Commercial Paper (Cost $251,259,870)		251,259,870

Floating Rate Notes 20.7%
American Honda Finance Corp., 144A, 1.26%*, 9/10/2004	5,000,000	5,002,720
Associates Corp. of North America, Senior Note, 1.21%*, 6/15/2004	15,000,000	15,000,000
Bayerische Landesbank Girozentrale, 1.06%*, 8/25/2004	18,000,000	17,999,987
CC (USA), Inc., 144A, 1.055%*, 7/21/2004	30,000,000	29,999,793
Depfa Bank Europe PLC, 1.27%*, 6/15/2005	10,000,000	10,000,000
Granite Mortgage PLC, "1A1" Series 2004-1, 1.06%*, 12/20/2004	14,987,342	14,987,342
Norddeutsche Landesbank, 1.05%*, 3/29/2005	20,000,000	19,998,361
Permanent Financing PLC, "1A", Series 4, 1.05%*, 3/10/2005	25,000,000	25,000,000
Sheffield Receivables Corp., 1.05%*, 1/25/2005	10,000,000	9,999,344
Swedbank AB, 1.06%*, 10/12/2004	9,000,000	8,999,502
Tango Finance Corp., 144A, 1.06%*, 3/22/2005	10,000,000	9,999,588
Total Floating Rate Notes (Cost $166,986,637)		166,986,637

US Government Sponsored Agencies 11.1%
Freddie Mac, 1.1%*, 10/7/2005	30,000,000	30,000,000
Federal Home Loan Mortgage Corp.:
1.4%, 1/11/2005	25,000,000	24,782,222
4.5%, 8/15/2004	9,650,000	9,711,899
Federal National Mortgage Association:
1.09%**, 8/11/2004	10,000,000	9,978,503
1.064%**, 9/10/2004	10,000,000	9,969,700
1.75%, 5/23/2005	5,000,000	5,000,000
Total US Government Sponsored Agencies (Cost $89,442,324)		89,442,324

Municipal Investments 3.3%
Texas, General Obligation, Series A-2, 1.08%, 12/1/2029 (b) (c)	12,500,000	12,500,000
Texas, General Obligation, Series B, 1.08%, 12/1/2029 (b) (c)	14,100,000	14,100,000
Total Municipal Investments (Cost $26,600,000)		26,600,000

Short-Term Notes 1.4%
CC (USA), Inc., 144A, 1.335%, 8/13/2004	5,000,000	5,000,000
Nissan Auto Receivables Owners Trust, "1A1", Series 2004-A, 1.07%, 3/15/2005	6,365,849	6,365,849
Total Short-Term Notes (Cost $11,365,849)		11,365,849
Promissory Note 1.9%
Goldman Sachs Group, Inc., 1.25%, 10/25/2004 (Cost $15,000,000)	15,000,000	15,000,000

Repurchase Agreements 14.9%
Bank of America, 1.04%, dated 5/28/2004, to be repurchased at $117,013,520 on 6/1/2004 (d)	117,000,000	117,000,000
State Street Bank and Trust Co., 0.95% dated 5/28/2004, to be repurchased at $2,806,296 on 6/1/2004 (e)	2,806,000	2,806,000
Total Repurchase Agreements (Cost $119,806,000)		119,806,000
Total Investment Portfolio - 100.0% (Cost $805,464,593) (a)		805,464,593

* Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2004.
** Annualized yield at the time of purchase; not a coupon rate.
(a) Cost for federal income tax purposes was $805,464,593.
(b) Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of May 31, 2004.
(c) Security incorporates a letter of credit or line of credit from a major bank.
(d) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

66,094,809	Federal Home Loan Mortgage Corp.	5.0	11/1/2018	66,303,668
54,255,624	Federal National Mortgage Association	5.0-5.5	5/1/2024- 4/1/2034	52,583,319
Total Collateral Value				118,886,987

(e) Collateralized by a $2,365,000 US Treasury Bond, 7.25%, maturing on 5/15/2016 with a value of $2,863,641.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2004
Assets
Investments:
Investments in securities, at amortized cost	$ 685,658,593
Repurchase agreements, at amortized cost	119,806,000
Total investments in securities, at amortized cost	805,464,593
Cash	603,120
Interest receivable	931,544
Receivable for Fund shares sold	5,154,389
Due from Advisor	520,717
Total assets	812,674,363
Liabilities
Dividend payable	10,080
Payable for Fund shares redeemed	2,030,452
Accrued management fee	294,941
Other accrued expenses and payables	367,379
Total liabilities	2,702,852
Net assets, at value	$ 809,971,511
Net Assets
Net assets consist of: Undistributed net investment income	882,134
Accumulated net realized gain (loss)	(452,678)
Paid-in capital	809,542,055
Net assets, at value	$ 809,971,511
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($198,046,850 / 198,291,704 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class S Net Asset Value, offering and redemption price per share ($611,924,661 / 611,514,624 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2004
Investment Income
Income: Interest	$ 10,257,256
Expenses: Management fee	3,920,391
Administrative fee	3,004,791
Services to shareholders*	552,875
Trustees' fees and expenses	32,237
Other*	75,643
Total expenses, before expense reductions	7,585,937
Expense reductions	(776,957)
Total expenses, after expense reductions	6,808,980
Net investment income	3,448,276
Net realized gain (loss) on investment transactions	66,144
Net increase (decrease) in net assets resulting from operations	$ 3,514,420

* Included herein are amounts representing two months of operating expenses previously covered by the Administrative Agreement (see Note B of the Notes to Financial Statements) including custodian and accounting fees, auditing, legal, reports to shareholders and registration fees.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2004	2003
Operations: Net investment income	$ 3,448,276	$ 8,773,574
Net realized gain (loss) on investment transactions	66,144	25,284
Net increase (decrease) in net assets resulting from operations	3,514,420	8,798,858
Distributions to shareholders from: Net investment income: Class AARP	(744,882)	(2,364,183)
Class S	(2,182,538)	(6,552,261)
Fund share transactions: Proceeds from shares sold	681,513,518	758,410,819
Reinvestment of distributions	2,820,388	8,490,523
Cost of shares redeemed	(842,327,083)	(892,350,403)
Net increase (decrease) in net assets from Fund share transactions	(157,993,177)	(125,449,061)
Increase (decrease) in net assets	(157,406,177)	(125,566,647)
Net assets at beginning of period	967,377,688	1,092,944,335
Net assets at end of period (including undistributed net investment income of $882,134 and $361,164, respectively)	$ 809,971,511	$ 967,377,688

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended May 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.003	.008	.020	.040
Less distributions from: Net investment income	(.003)	(.008)	(.020)	(.040)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.33[b]	.84	1.96	4.10c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	198	251	295	361
Ratio of expenses before expense reductions (%)	.86	.84	.83	.79d*
Ratio of expenses after expense reductions (%)	.77	.84	.83	.79d*
Ratio of net investment income (%)	.39	.85	2.01	5.30*
[a] For the period from September 11, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.
[b] Total returns would have been lower had certain expenses not been reduced.
[c] Total return for the period ended May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.
[d] The ratio of operating expenses includes a net reduction in expenses relating to a fund complex reorganization from fiscal 2000. The ratio without this reduction was .82%.
* Annualized
** Not annualized

Class S
Years Ended May 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations:
Net investment income	.003	.008	.020	.055	.048
Less distributions from:
Net investment income	(.003)	(.008)	(.020)	(.055)	(.048)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.33[a]	.84	1.98	5.59[a,b]	5.01[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	612	716	798	977	981
Ratio of expenses before expense reductions (%)	.85	.84	.83	.84[c]	1.05[d]
Ratio of expenses after expense reductions (%)	.77	.84	.83	.80[c]	.90[d]
Ratio of net investment income (%)	.39	.85	2.01	5.44	4.86
[a] Total returns would have been lower had certain expenses not been reduced.
[b] Total return for the period ended May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.
[c] The ratios of operating expenses include a net reduction in expenses relating to a fund complex reorganization from fiscal 2000. The ratios without this net reduction before and after expense reductions were .87% and .82%, respectively.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .99% and .85%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Cash Investment Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $453,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2005 ($236,000), May 31, 2006 ($4,000), May 31, 2007 ($2,000), May 31, 2008 ($9,000), May 31, 2009 ($16,000) and May 31, 2010 ($186,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. For purposes of the daily dividend, net investment income includes all net realized gains (losses) on portfolio securities.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At May 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ 892,214
Capital loss carryforwards	$ (453,000)

In addition, during the years ended May 31, 2004 and May 31, 2003, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2004	2003
Distributions from ordinary income	$ 2,927,420	$ 8,916,444

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of the first $250,000,000 of the Fund's average daily net assets, 0.45% of the next $250,000,000 of such net assets, 0.40% of the next $500,000,000 of such net assets, 0.35% of the next $500,000,000 of such net assets, 0.335% of the next $500,000,000 of such net assets and 0.32% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.44% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.40% of average daily net assets of each class, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period June 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class AARP	$ 760,338
Class S	2,244,453
$ 3,004,791

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees).

In addition, for the period April 1, 2004 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses at 0.72% and 0.72% for Class S and AARP shares, respectively, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees and trustee and trustee counsel fees).

For the year ended May 31, 2004, the Advisor has agreed to reimburse the Fund an additional $520,717 for expenses.

Service Provider Fees.

Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. ("DST"), SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SSC, not by the Fund. For the period April 1, 2004 through May 31, 2004, the amounts charged to the Fund by SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2004
Class AARP	137,040	76,550	60,490
Class S	365,512	179,375	186,137
	$ 502,552	$ 255,925	$ 246,627

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through May 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $18,849, all of which is unpaid at May 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

C. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2004, custodian fees were reduced by $315 for custodian credits earned.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2004		Year Ended May 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	95,748,410	$ 95,813,674	126,075,475	$ 126,075,476
Class S	585,656,194	585,699,844	632,335,250	632,335,343
		$ 681,513,518		$ 758,410,819
Shares issued to shareholders in reinvestment of distributions
Class AARP	694,855	$ 694,855	2,191,298	$ 2,191,298
Class S	2,125,533	2,125,533	6,299,225	6,299,225
		$ 2,820,388		$ 8,490,523
Shares redeemed
Class AARP	(149,834,926)	$ (149,834,926)	(171,899,470)	$ (171,899,471)
Class S	(692,387,581)	(692,492,157)	(720,450,931)	(720,450,932)
		$ (842,327,083)		$ (892,350,403)
Net increase (decrease) from capital share transactions
Class AARP	(53,391,661)	$ (53,326,397)	(43,632,697)	$ (43,632,697)
Class S	(104,605,854)	(104,666,780)	(81,816,456)	(81,816,364)
		$ (157,993,177)		$ (125,449,061)

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees and the Shareholders of Scudder Cash Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Scudder Cash Investment Trust (the "Fund") at May 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 23, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of May 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management

Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management
John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: 345 Park Avenue, New York, New York
4 Address: One South Street, Baltimore, Maryland

Account Management Resources

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	AITXX	SCTXX
Fund Number	165	065

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2. CODE OF ETHICS.

As of the end of the period, May 31, 2004, Scudder Cash Investment Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          SCUDDER CASH INVESTMENT TRUST
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
       Fiscal      Audit
        Year        Fees       Audit-Related    Tax Fees         All Other
       Ended       Billed      Fees Billed       Billed        Fees Billed
       May 31,    to Fund       to Fund         to Fund          to Fund
--------------------------------------------------------------------------------
2004              $53,000         $185           $3,300             $0
--------------------------------------------------------------------------------
2003              $44,600        $1,846          $3,200             $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                      Audit-Related           Tax Fees             All Other
         Fiscal      Fees Billed to           Billed to           Fees Billed
         Year          Adviser and           Adviser and        to Adviser and
         Ended       Affiliated Fund       Affiliated Fund      Affiliated Fund
        May 31,     Service Providers     Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                 $542,483                  $0                    $0
--------------------------------------------------------------------------------
2003                 $537,013                $55,500                 $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                      Total
                                    Non-Audit
                                 Fees billed to         Total
                                   Adviser and        Non-Audit
                                 Affiliated Fund        Fees
                               Service Providers      billed to
                                 (engagements        Adviser and
                                related directly    Affiliated
                                     to the            Fund
                     Total     operations and        Service
                   Non-Audit      financial         Providers
                     Fees         reporting           (all
      Fiscal        Billed         of the             other         Total of
       Year        to Fund          Fund)          engagements      (A),(B)
      Ended
      May 31,         (A)           (B)                (C)          and (C)
--------------------------------------------------------------------------------
2004                $3,300          $0           $1,681,369        $1,684,669
--------------------------------------------------------------------------------
2003                $3,200       $55,500         $17,300,168       $17,358,868
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Cash Investment Trust

By:                                 /s/Julian Sluyters
                                    ---------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Cash Investment Trust

By:                                 /s/Julian Sluyters
                                    ---------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 29, 2004
                                    ---------------------------------